                                                                    EXHIBIT 99.2

                           THE WEATHERSBY GROUP, INC.
                            CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 2000
                                 (in thousands)
                                  (unaudited)

Current Assets:
  Cash and cash equivalents                             $   792
  Receivables:
    Accounts receivable                                   1,845
    Accounts receivable - unbilled                        1,289
                                                        -------
                                                          3,134
    Loss: Allowance for doubtful accounts                   (61)
                                                        -------
                                                          3,073
                                                        -------
      Total current assets                                3,865

Property and Equipment, net                                  88
Other assets                                                 57
                                                        -------
      Total Assets                                      $ 4,010
                                                        =======

Current Liabilities:
  Trade accounts payable                                $ 1,788
  Accrued payroll, bonuses and related expenses             150
  Other accrued liabilities                                  67
                                                        -------
      Total current liabilities                           2,005

Stockholder's Equity
  Common stock                                                1
  Retained earnings                                       2,004
                                                        -------
      Total stockholder's equity                          2,005
                                                        -------
Total Liabilities and Stockholder's Equity              $ 4,010
                                                        =======



                           THE WEATHERSBY GROUP, INC.
                       CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                                 (in thousands)
                                  (unaudited)

           Revenues                                        $ 7,245
           Cost of Services                                  5,089
                                                           -------
           Gross profit                                      2,156
           Operating Expenses - Selling general and
             administrative                                  1,554
                                                           -------
           Income from Operations                              602
           Other Income/(Expense):
            Interest income                                      5
            Other, net                                          14
                                                           -------
             Total other income                                 19
                                                           -------
           Net income                                      $   621
                                                           =======

                           THE WEATHERSBY GROUP, INC.
                       CONDENSED STATEMENT OF CASH FLOWS
                         SIX MONTHS ENDED JUNE 30, 2000
                                 (in thousands)
                                  (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                              $   621
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
 Depreciation and amortization                                               13
  Changes in:
   Accounts Receivable                                                      605
   Accounts Receivable - unbilled                                        (1,289)
   Deferred revenue                                                         (40)
   Trade accounts payable                                                 1,005
   Accrued liabilities                                                     (432)
                                                                        -------
   Net cash provided from continuing operations                             483

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant and equipment                                (34)
                                                                        -------
   Net cash used in investing activities                                    (34)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to shareholder                                             (16)
                                                                        -------
   Net cash used from financing activities                                  (16)
                                                                        -------

NET INCREASE IN CASH                                                        433

CASH AND CASH EQUIVALENTS, Beginning of period                              359
                                                                        -------

CASH AND CASH EQUIVALENTS, End of period                                $   792
                                                                        =======

NOTE TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

Basis of Reporting

The accompanying condensed financial statements of The Weathersby Group, Inc. (the "Company") as of June 30, 2000, and for the six months ended June 30, 2000 are unaudited and reflect all normal recurring adjustments which are, in the opinion of management, necessary for the fair presentation of the Company's financial position, results of operations, and cash flows as of this date and for the period presented. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Consequently, these statements do not include all the disclosures normally required by accounting principles generally accepted in the United States of America for annual financial statements.


                                                                          Page 5